EXHIBIT 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                  March 30, 2005

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                Preliminary Structural and Collateral Term Sheet
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                $584,000,000 (approximate) of Senior Certificates
           Wells Fargo Mortgage Backed Securities 2005-3 Trust, Issuer
                Mortgage Pass-Through Certificates, Series 2005-3

                           Features of the Transaction

o Offering consists of approximately $584,000,000 +/- 5% of senior certificates with a pass-through Interest Rate of 5.50%, all expected to be rated AAA by 2 of the 3: S&P, Moody's and/or Fitch.

o The expected amount of credit support for the senior certificates is 2.65% +/- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral for the Certificates consists of single family, fixed-rate residential first mortgages of no more than 30 years to original maturity, originated or acquired by Wells Fargo Bank.

o     The amount of senior certificates is approximate and may vary by up to 5%.


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                  Preliminary Mortgage Pool Data (approximate)
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Total Outstanding Principal Balance:               Approx. $600,000,000 (+/- 5%)

Number of Mortgage Loans:                                 Approx. 1,189 (+/- 5%)

Average Principal Balance of the Mortgage Loans:                Approx. $509,000
                                                                 (Max. $525,000)
Weighted Average Annual Mortgage Interest
Rate:                                                             5.895% +/- 5bp

Weighted Average Maturity (Months):                                    358 +/- 2

Weighted Average Seasoning (Months):                                     2 +/- 2
                                                                     Approx. 68%

Weighted Average Original Loan-To-Value
Ratio:                                                                (Max. 70%)

                                                                     Approx. 46%
Full Documentation:                                                   (Min. 44%)

                                                                     Approx. 31%
Cash-out Refinance:                                                   (Max. 36%)

                                                                     Approx. 738
Average FICO:                                                         (Min. 733)
Geographic Distribution:                                             Max CA: 50%

                                                                     Approx. 89%
Single-Family Dwelling:                                                (Min.84%)


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                                    Key Terms
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Issuer:                                   WFMBS 2005-3

Underwriter:                              Goldman, Sachs & Co.

Seller:                                   Wells Fargo Asset Securities Corp.

Master Servicer:                          Wells Fargo Bank, N.A.

Trustee:                                  Wachovia Bank, National Association

Type of Issuance:                         Public

Servicer Advancing:                       Yes, subject to recoverability

Compensating Interest:                    The Master Servicer is required to
                                          cover interest shortfall, for each
                                          Distribution Date, at the lesser of
                                          (i) the aggregate Prepayment Interest
                                          Shortfall with respect to such
                                          Distribution Date and (ii) the lesser
                                          of (X) the product of (A) 1/12th of
                                          0.20% and (B) the aggregate Scheduled
                                          Principal Balance of the Mortgage
                                          Loans for such Distribution Date and
                                          (Y) the Available Master Servicing
                                          Compensation for such Distribution
                                          Date. Compensating Interest is not
                                          paid on curtailments.

Legal Investment:                         The senior certificates are expected
                                          to be SMMEA eligible at settlement

Interest Accrual:                         Prior calendar month

Clean Up Call:                            10% of the Cut-off Date principal
                                          balance of the Mortgage Loans

ERISA Eligible:                           Underwriter's exemption may apply to
                                          senior certificates, however
                                          prospective purchasers should consult
                                          their own counsel

Tax Treatment:                            REMIC; senior certificates are regular
                                          interests

Structure:                                Senior/Subordinate; shifting interest
                                          with a five year prepayment lockout to
                                          subordinate certificates

Expected Subordination:                   2.65% +/- 0.50%

Rating Agencies:                          2 of 3: Fitch, Moody's and S & P

Minimum Denomination:                     Senior certificates - $25,000

Delivery:                                 Senior certificates - DTC


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                                   Time Table
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Expected Settlement:                                              April 28, 2005
Cut-off Date:                                                      April 1, 2005
First Distribution Date:                                            May 25, 2005
Distribution Date:                                     25th or next business day



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